Exhibit 99.2

48 - Week IMPACT Phase 2b Topline Data Presentation December 2025

Forward Looking Statements

This presentation has been prepared by Altimmune, Inc. ("we," "us," "our," "Altimmune" or the "Company") and includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to future financial or business performance, conditions, plans, prospects, trends, or strategies and other financial and business matters, including without limitation, the timing of key milestones for our clinical assets, the performance of our drug candidates in ongoing and future clinical trials including the ongoing IMPACT, RECLAIM and RESTORE trials evaluating pemvidutide in patients with MASH, AUD and ALD, respectively, and the prospects for regulatory approval, commercializing, market size, market potential, competitive landscape, or selling any product or drug candidates. In addition, when or if used in this press release, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict,” “potential”, “suggest” and similar expressions and their variants, as they relate to the Company may identify forward-looking statements. The Company cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including risks such as delays in regulatory review, manufacturing and supply chain interruptions, access to clinical sites, enrollment, adverse effects on healthcare systems and disruption of the global economy; subject baseline characteristics which may vary and impact the success of future trials; the reliability of the results of studies relating to human safety and possible adverse effects resulting from the administration of the Company’s product candidates; the Company’s ability to manufacture clinical trial materials on the timelines anticipated; and the success of future product advancements, including the success of current and future clinical trials. Further information on the factors and risks that could affect the Company’s business, financial conditions and results of operations are contained in the Company’s filings with the U.S. Securities and Exchange Commission, including under the heading “Risk Factors” in the Company’s latest annual report on Form 10-K, quarterly report on Form 10-Q and our other filings with the SEC, which are available at www.sec.gov.

This presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. You agree to keep any information provided herein confidential and not to disclose any of the information to any other parties without prior express written permission of the Company. Neither the information contained in this presentation nor any further information made available by the Company or any of its affiliates or employees, directors, representatives, officers, agents or advisers in connection with this presentation will form the basis of, or be construed as, a contract or any other legal obligation.

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altimmune

Pemvidutide: Addressing Both the Cause and Consequence of Metabolic Liver Diseases Glucagon Provides direct liver effects, including reductions in liver fat, inflammation, and fibrosis GLP - 1 receptors Mediates metabolic effects such as appetite suppression and weight loss Tolerability EuPort domain contributes to favorable tolerability profile observed to date - a critical driver of prescribing practice and patient adherence Currently available therapies often do not treat the totality of the disease, provide limited effectiveness, or have a poor tolerability profile Pemvidutide: Balanced 1:1 glucagon/GLP - 1 dual receptor agonist 4

IMPACT Phase 2b MASH Trial Design 1. Liver fat content. 2. MASH Resolution without worsening of fibrosis or Fibrosis Improvement without worsening of MASH. 1.2 mg weekly 1.8 mg weekly Placebo (PBO) weekly Week 48 NITs Weight Loss Week 24 Liver Biopsy NITs Weight Loss Key Eligibility Criteria  MASH (F2/F3)  LFC (1) ≥ 8%  BMI ≥ 27.0 kg/m 2  HbA1c ≤ 9.5% Key Endpoints Primary MASH resolution or fibrosis improvement (2) at Week 24 Secondary  MASH resolution and fibrosis improvement  Non - invasive tests (NITs)  Weight Loss Screening/Randomization 4 N = 212 subjects randomized 2:1:2 No dose titration

Early Effect on MASH + Tolerability Observed at 24 Weeks Rapid and significant reductions in liver fat and markers of inflammation, with early MASH resolution 1 Weight loss with no evidence of plateauing at 24 weeks 2 Trending improvement of fibrosis as measured by biopsy data 3 Results from key NITs showed strong evidence of clear antifibrotic activity with pemvidutide 4 Favorable tolerability profile with a low discontinuation rate 5 24 Weeks 6

Topline Results Achieved Key Measures of Success at 48 Weeks 6 48 Weeks Further improvements in NITs including antifibrotic activity in ELF and LSM (Fibroscan) Established clear dose response with strong 1.8 mg performance observed on all evaluated parameters, including additional weight loss Maintained low discontinuation rate and generally favorable tolerability profile Maintained significant positive impact on early measures of inflammatory markers associated with fibrosis improvement and MASH resolution 1 2 3 4 ELF: enhanced liver fibrosis LSM: liver stiffness measurement

Enhanced Liver Fibrosis (ELF) Liver Stiffness Measurement (LSM) ≥0.5 ELF Reduction + 30% LSM Reduction Threshold Substantial Improvements in Non - invasive Tests of Markers of Fibrosis at 48 Weeks, Dose Response Favors 1.8 mg * p < 0.05 | *** p < 0.001 | **** p < 0.0001 vs. placebo (ANCOVA) LS Mean Change from Baseline ( ± SE) - 1.00 - 0.75 - 0.50 - 0.25 0.00 0.25 0.50 placebo N=64 1.2 mg N=38 1.8 mg N=71 0.16 - 0.49 **** - 0.58 **** LS Mean Change from Baseline (kPa ± SE) - 6.00 - 5.0 - 4.5 - 3.5 - 2.0 - 1.0 0.0 placebo N=66 1.2 mg N=36 1.8 mg N=72 - 5.5 - 4.0 - 3.0 - 2.5 - 1.5 - 0.5 - 0.03 - 3.04 * - 3.97 *** Proportion of Patients (%) 0 20 40 80 100 placebo N=63 1.8 mg N=68 1.2 mg N=36 10 30 50 60 70 90 3.2% *** **** 27.8% 32.4% 7 *** p < 0.001 | **** p < 0.0001 vs. placebo (CMH)

Improvements in Primary Non - invasive Markers of Fibrosis from 24 to 48 Weeks with 1.8 mg, Supporting Phase 3 Development Liver Stiffness Measurement (LSM) Placebo - Adjusted Enhanced Liver Fibrosis (ELF) Placebo - Adjusted 0 - 0.25 - 0.50 - 0.75 - 1.25 Week 24 **** - 0.52 **** - 0.74 Week 48 1.8 mg 1.8 mg - 1.00 LS Mean Change from Baseline (kPa ± 95% CI) 0 - 2 - 3 - 4 - 5 Week 24 * - 1.54 *** - 3.94 Week 48 1.8 mg 1.8 mg - 6 - 8 - 1 - 7 8 LS Mean Change from Baseline ( ± 95% CI) * p < 0.05 | *** p < 0.001 | **** p < 0.0001 vs. placebo (ANCOVA)

Enhanced Liver Fibrosis (ELF) Response Placebo adjusted based upon published data 10 Phase 2b Pemvidutide (GLP - 1/GCG) Resmetirom ( THR - β ) Phase 3 Efruxifermin ( FGF21 ) Phase 2b Semaglutide (GLP - 1) Phase 3 Tirzepatide (GLP - 1/GIP) Phase 2 48 weeks 52 weeks 52 weeks 72 weeks 96 weeks - 0.65 - 0.74 - 0.7 - 0.61 - 0.6 - 0.24 1.2 mg 1.8 mg 15 mg 100 mg 2.4 mg 50 mg 0.40 0.20 0.0 - 0.2 - 0.4 - 0.6 - 0.8 Placebo - Adjusted Change from Baseline ELF was evaluated as a secondary endpoint in the trials shown. No head - to - head studies of pemvidutide to other MASH products or product candidates have been conducted; the data regarding other MASH products and product candidates is based on published data. Because of differences in patient populations, study designs, and numerous other factors, cross - trial comparisons must be interpreted with caution and no conclusions can be drawn. Different statistical analyses may have been used by the respective companies to cover any changes in the analyses. Actual results may materially differ.

LSM (Fibroscan) Response Placebo adjusted based upon published data 11 Phase 2b Pemvidutide (GLP - 1/GCG) Resmetirom ( THR - β ) Phase 3 Efruxifermin ( FGF21 ) Phase 2b Semaglutide (GLP - 1) Phase 3 Tirzepatide (GLP - 1/GIP) Phase 2 48 weeks 52 weeks 52 weeks 72 weeks 96 weeks - 3.02 - 2.2 - 6.6 2.0 1.0 0.0 - 1.0 - 2.0 - 3.0 - 4.0 - 5.0 - 6.0 - 7.0 - 8.0 N/A 1.2 mg 1.8 mg - 3.48 100 mg 2.4 mg 15 mg 50 mg LSM was evaluated as a secondary endpoint in the trials shown. No head - to - head studies of pemvidutide to other MASH products or product candidates have been conducted; the data regarding other MASH products and product candidates is based on published data. Because of differences in patient populations, study designs, and numerous other factors, cross - trial comparisons must be interpreted with caution and no conclusions can be drawn. Different statistical analyses may have been used by the respective companies to cover any changes in the analyses. Actual results may materially differ. Placebo - Adjusted Change from Baseline (kPa) - 3.94

1.8 mg Dose Maintained >50% Reduction in Liver Fat Over 48 Weeks **** p < 0.0001 vs. placebo (ANCOVA) Liver Fat Content Reduction LS Mean Relative Change from Baseline (% ± SE) 80 70 60 50 40 30 20 10 0 Week 48 1.8 mg N = 74 54.7 **** Week 48 1.2 mg N = 37 45.2% **** Week 48 Placebo N = 61 8.2% 11 Similar levels of liver fat reduction were observed as early as 24 - weeks Liver fat content is a key driver of MASH and fibrosis A ≥30% reduction in liver fat content is strongly associated with MASH resolution

Significant Reductions in Alanine Aminotransferase (ALT) **** p < 0.0001 vs. placebo (MMRM) Alanine Aminotransferase (ALT) 0 - 5 - 10 - 15 - 20 - 25 - 30 - 35 - 40 - 45 - 50 LS Mean Change from Baseline (IU/L ± SE) - 10.3 - 37.8 **** - 37.4 **** placebo N=86 1.2mg N=41 1.8mg N=85 ≤30 IU/L ALT Threshold 100 90 80 70 60 50 40 30 20 10 0 Proportion of Patients (%) ** 73.7% *** 72.0% 40.0% placebo N=65 1.2mg N=38 1.8mg N=75 - 17 12 ALT is a measure of hepatic inflammation and disease >17 IU/L reduction is strongly associated with MASH resolution Pemvidutide demonstrated return to normal levels of ALT (≤30 IU/L) for a majority of patients ** p < 0.005 | *** p < 0.001 vs. placebo (CMH)

Significant Reductions in Corrected T1 (cT1) Reduction of ≥80 ms is associated with an improvement in histology in MASH † 13 cT1 0 - 100 - 150 - 200 - 50 LS Mean Change from Baseline (ms ± SE) **** p < 0.0001 vs. placebo (ANCOVA) † Alkhouri et al. Journal of Hepatology; 2025; 82(3), 438 – 445. † † Dennis et al. Front Endocrinol 2020;11:575843. NAS = Non - alcoholic fatty liver disease (NAFLD) activity score - 80 ms Week 48 1.8 mg N = 63 Week 48 1.2 mg N = 29 Week 48 Placebo N = 52 - 21 - 124 **** - 140 **** cT1 is a non - invasive marker of hepatic inflammation 80 ms reduction in cT1 is associated with 2 - point reduction in NAS †† cT1 data are consistent with maintenance of hepatic anti - inflammatory activity

Significant and Continuing Weight Loss for 1.8 mg at 48 Weeks 14 placebo N=86 1.2 mg N=41 1.8 mg N=85 - 10 - 9 - 8 - 7 - 6 - 5 - 4 - 3 - 2 - 1 0 LS Mean Relative Change from Baseline (% ± SE) - 9 - 8 - 7 - 6 - 5 - 4 - 3 - 2 - 1 0 1 Week 0 4 8 12 16 20 24 28 32 36 40 44 48 Placebo (N=86) 1.2 mg pemvidutide (N=41) 1.8 mg pemvidutide (N=85) Weight Loss Weight Loss - 0.2% - 4.5% **** - 7.5% **** LS Mean Relative Change from Baseline (% ± SE) Weight loss has been shown to be associated with MASH improvement † Weight loss of 7.5% at week 48 with no plateauing in 1.8 mg dose Opportunity to potentially achieve greater weight loss with 2.4 mg dose in Phase 3 † Vilar - Gomez et al. Gastroenterology. 2015;149(2):367 - 78 **** p < 0.0001 vs. placebo (MMRM)

Safety Profile Maintained at 48 Weeks Data are presented as n (%) 1.8 mg (N=85) 1.2 mg (N=41) Placebo (N=86) 8 (9.4%) 1 (2.4%) 5 (5.8%) Serious AEs 0 (0.0%) 0 (0.0%) 0 (0.0%) Serious AEs related to study med 8 (9.4%) 1 (2.4%) 2 (2.3%) Severe AEs 0 (0.0%) 0 (0.0%) 0 (0.0%) Severe AEs related to study med 0 (0.0%) 0 (0.0%) 0 (0.0%) AEs of Special Interest related to study med 16 Majority of AEs mild to moderate in severity No heart rate increases or imbalances in cardiac AEs versus placebo Maintenance of HbA1c regardless of diabetes status

Favorable Tolerability at 48 Weeks Data are presented as n (%) 1.8 mg (N=85) 1.2 mg (N=41) Placebo (N=86) Adverse Events 35 (41.2%) 9 (22.0%) 15 (17.4%) Nausea 10 (11.8%) 3 (7.3%) 2 (2.3%) Vomiting 19 (22.4%) 5 (12.2%) 7 (8.1%) Diarrhea 15 (17.6%) 5 (12.2%) 10 (11.6%) Constipation 1 (1.2%) 0 (0.0%) 3 (3.5%) AEs leading to treatment discontinuation 17 Majority of GI AEs were mild to moderate in severity and predominantly occurred within the first 8 weeks Approximately 1% of subjects receiving pemvidutide discontinued treatment due to AEs

End - of - Phase 2 Meeting with FDA Key Takeaways + Implications for Phase 3 Productive meeting held with final minutes expected in January Aligned with FDA on pathway to move forward to registrational Phase 3 trial in moderate to advanced fibrosis with biopsy driven endpoints Agency is open to incorporation of AIM - MASH AI Assist, first FDA - qualified AI pathology tool for MASH clinical trials Altimmune intends to evaluate multiple doses, including 2.4 mg, in Phase 3 trial Company will be seeking scientific advice from European regulators, which will be considered when finalizing Phase 3 protocol 18

Strong Clinical Execution and Future Catalysts 20 2025 2026 • MASH : IMPACT Phase 2b 24 - and 48 - Week data • MASH : End - of - Phase 2 meeting • MASH : Preparing for Phase 3 trial • AUD : RECLAIM Phase 2 trial enrollment complete • ALD : RESTORE Phase 2 trial enrolling • MASH : Phase 3 trial initiation • AUD : RECLAIM topline data • ALD : RESTORE enrollment completion • MASH : Phase 3 trial execution ongoing • AUD : Phase 3 opportunity • ALD : RESTORE trial completion 2027

Summary 21 IMPACT Phase 2b 48 - week data achieved key measures of success Data enhance confidence for pemvidutide, with competitive profile supported by 48 - weeks data Aligned with FDA on path to Phase 3 in MASH* Series of upcoming catalysts 2026 - 2028 Strengthened executive team with the right expertise to drive successful late - stage programs and create value for Altimmune *Subject to receipt of final EOP2 meeting minutes from the FDA

Thank you